FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

SUPPLEMENT DATED SEPTEMBER 30, 2004,
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2003

The following information supplements and should be read in conjunction with the information provided in each Portfolio’s Statement of Additional Information (“SAI”) dated October 28, 2003.

The following information should be deleted under the section entitled “Trustees and Officers” of each Portfolio’s SAI:

The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually.  Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting.

and replaced with:

Each Independent Trustee and the President of the Trust receive from the Trust an annual fee of $12,000.  Each Independent Trustee also receives an additional fee in the amount of $3,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting.  The Chairman of the Board and the President of the Trust receive an additional fee in the amount of $3,750 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting.